UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
_____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 12, 2024
_____________________
KORE Group Holdings, Inc.
(Exact name of registrant as specified in its charter)
_____________________

Delaware	001-40856	86-3078783
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3 Ravinia Drive NE, Suite 500
Atlanta, GA 30346
877- 710-5673

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)
_____________________

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	KORE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On June 12, 2024, KORE Group Holdings, Inc. (“KORE” or the “Company”) held its virtual Annual Meeting of Stockholders (the “2024 Annual Meeting”). At the close of business on April 16, 2024, the record date for the 2024 Annual Meeting, an aggregate of 83,196,842 shares of the Company’s common stock were outstanding and entitled to vote. At the 2024 Annual Meeting, 50,085,477 shares of common stock were represented virtually or by proxy; therefore, a quorum was present.

At the 2024 Annual Meeting, the Company’s stockholders voted as follows:

Proposal 1:

For the election of the below-named two Class III directors to serve until the 2027 annual meeting of stockholders to be held in 2027, and until their respective successors have been duly elected and qualified:

Director	For	Against	Abstained/Withheld	Broker Non-votes
Robert P. MacInnis	38,393,003	5,740,430	59,439	5,892,605
Jay M. Grossman	39,794,959	4,337,774	60,139	5,892,605

The Company’s other continuing directors, Timothy M. Donahue, Cheemin Bo-Linn, James Geisler, Michael K. Palmer, H. Paulett Eberhart, James Geisler, Andrew Frey, and David Fuller, did not stand for election at the 2024 Annual Meeting. The term of the other continuing directors currently serving in Class I, Messrs. Donahue, Geisler, and Frey and Dr. Bo-Linn, will expire at the 2025 annual meeting of shareholders. The term of the continuing directors currently serving in Class II, Messrs. Palmer and Fuller and Ms. Eberhart, will expire at the Company’s 2026 annual meeting of stockholders.

Proposal 2:

For the approval of an amendment to the Amended and Restated Certificate of Incorporation of the Company to effect, at the discretion of the Company’s Board of Directors (the “Board”), a reverse stock split of the Company’s common stock (the “Common Stock”) at a ratio in the range of 1-for-4 to 1-for-10 (or any whole number in between), with such ratio to be determined at the discretion of the Board:

For	Against	Abstained/Withheld
49,433,469	574,164	77,844

Proposal 3:

For the approval, in accordance with section 312.03 of the NYSE Listed Company Manual, of the issuance of Common Stock upon the exercise of warrants issued in November 2023 and December 2023:

For	Against	Abstained/Withheld	Broker Non-votes
39,704,221	194,221	4,294,430	5,892,605

Proposal 4:

For the ratification of the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024:

For	Against	Abstained/Withheld
49,343,245	664,947	77,285

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORE Group Holdings, Inc.

Date: June 14, 2024	By:	/s/ Jack W. Kennedy Jr.
	Name:	Jack W. Kennedy Jr.
	Title:	Executive Vice President, Chief Legal Officer, and Secretary